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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



                               November 30, 2000
               Date of report (Date of earliest event reported)



                            G & L REALTY CORP.
                            ------------------
              (Exact name of registrant as specified in charter)



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
       Maryland                              1-12566                       95-4449388
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(State or Other Jurisdiction of        (Commission File Number)    (IRS Employer Identification
 Incorporation)                                                                No.)
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             439 N. Bedford Drive, Beverly Hills, California 90210
          ----------------------------------------------------------
           (Address of principal executive of offices)   (Zip code)

       Registrant's telephone number including area code: (310) 273-9930

                                Not applicable.
                    --------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On November 30, 2000, G & L Realty Corp. announced the receipt of a proposal from Daniel M. Gottlieb and Steven D. Lebowitz, the Chief Executive Officer and the President, respectively, of the company, to acquire its publicly-held common stock. The full text of the press release is included as
Exhibit 99 to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Exhibit No.   Description

     99 Press Release issued by G & L Realty Corp. on November 30, 2000 announcing the receipt of a proposal to acquire its publicly-held common stock.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   G & L REALTY CORP.


                                   By:  /s/ David E. Hamer
                                        ------------------
                                        David E. Hamer
                                        Chief Accounting Officer

DATED:    December 1, 2000

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